Statements of Net Assets Available for Benefits (Modified Cash Basis) - EBP 002 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investment at Fair Value:
Plan Interest in Master Employee Benefit Plan Trust (Note 3)	$ 428,831	$ 351,099
Total Investment	428,831	351,099
Receivable:
Notes Receivable from Participants	4,096	4,129
Total Receivable	4,096	4,129
Total Assets	432,927	355,228
LIABILITIES	0	0
NET ASSETS AVAILABLE FOR BENEFITS	$ 432,927	$ 355,228